T. Rowe Price Institutional U.S. Structured Research Fund

Supplement to Prospectus and Summary Prospectus Dated May 1, 2019, as supplemented

IMPORTANT INFORMATION ABOUT THE T. ROWE PRICE INSTITUTIONAL U.S. STRUCTURED RESEARCH FUND

On November 18, 2019, the assets and liabilities of the fund were transferred to, and the fund was reorganized into, the T. Rowe Price U.S. Equity Research Fund (prior to July 1, 2019, named the T. Rowe Price Capital Opportunity Fund) through a tax-free reorganization. As a result, the fund is no longer offered to shareholders for purchase.

The date of this supplement is November 19, 2019.

11/19/19